Ivy Variable Insurance Portfolios

Delaware Ivy VIP Value

Supplement to the Portfolio’s Summary Prospectus
dated April 29, 2022, as amended

Effective immediately, the following replaces the information in the section entitled “Portfolio summaries – Delaware Ivy VIP Value – What are the Portfolio’s principal investment strategies?”:

Delaware Ivy VIP Value seeks to achieve its objective by investing in the common stocks of primarily large-capitalization companies that Delaware Management Company (Manager), the Portfolio’s investment manager, believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Manager and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.

Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. The Portfolio typically holds a limited number of stocks (generally 30 to 45).

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Portfolio security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Effective immediately, the following replaces the information in the section entitled “Portfolio summaries – Delaware Ivy VIP Value – Who manages the Portfolio? – Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Start date
on the
Portfolio manager	Title with Delaware Management Company	Portfolio
Nikhil G. Lalvani,	Managing Director, Senior Portfolio Manager, Team Leader	December 2022
CFA
Robert A. Vogel Jr.,	Managing Director, Senior Portfolio Manager	December 2022
CFA
Kristen E.	Managing Director, Senior Portfolio Manager	December 2022
Bartholdson
Erin Ksenak	Senior Vice President, Portfolio Manager	December 2022

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 5, 2022.